UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  March 27, 2018

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Park East Drive, Suite 300 Beachwood, OH 44122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the APA (as defined below) is incorporated herein by reference.

Item 1.03  Bankruptcy or Receivership.

As previously disclosed, on November 17, 2017, Real Industry, Inc. (the “Company”), Real Alloy Intermediate Holding, LLC (“RAIH”), Real Alloy Holding, Inc. (“Real Alloy”) and certain of Real Alloy’s wholly-owned U.S. subsidiaries (collectively with RAIH and Real Alloy, the “Real Alloy Debtors,” and the Real Alloy Debtors with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Real Industry, Inc., et al.”, Case No. 17-12464, in the Bankruptcy Court (the “Chapter 11 Proceedings”). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions and orders of the Bankruptcy Code.

Execution of Real Alloy APA; Approval of Real Alloy Sale

On March 27, 2018, the Real Alloy Debtors entered into an asset purchase agreement (the “APA”) with RA Acquisition Purchaser LLC (the “Purchaser”), providing for the sale to Purchaser of substantially all of the assets of the Real Alloy Debtors (the “Real Alloy Sale”), subject to Bankruptcy Court approval.  The Purchaser will acquire the assets for total purchase consideration valued by the Debtors at approximately $364 million (including a credit bid of $183,470,000), plus the assumption of certain liabilities.

The APA is substantially in the form of the Form Asset Purchase Agreement that was disclosed by the Company pursuant to the Current Report on Form 8-K filed on March 12, 2018, and is subject to a number of closing conditions, including, among others, (i) the entry of an order by the Bankruptcy Court approving the Real Alloy Debtors’ entry into the APA, (ii) the accuracy of representations and warranties of the parties and (iii) material compliance with the obligations and covenants set forth in the Form Asset Purchase Agreement. On March 29, 2018, the Bankruptcy Court entered an order approving the Real Alloy Debtors’ entry into the APA.  The Debtors expect the Real Alloy Sale to close in the second quarter.

The APA is disclosed hereby only to provide information regarding the terms of the APA, and not to provide investors or any other person with any other factual information regarding the Company, the Real Alloy Debtors or their respective businesses. Neither investors nor any other persons should rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Real Alloy Debtors or any of their respective affiliates.

The foregoing description of the APA does not purport to be complete and are qualified in its entirety by reference to the APA attached hereto as Exhibit 10.1 and incorporated herein by reference.

Approval of Real Industry Disclosure Statement for Plan of Reorganization

On March 29, 2018, the Bankruptcy Court approved the solicitation of the Company’s proposed plan of reorganization (as may be amended, modified or supplemented from time to time, the “Proposed RI Plan”) for the resolution of the outstanding claims against and interests in the Company pursuant to section 1121(a) of the Bankruptcy Code, and the accompanying proposed disclosure statement with respect to the Proposed RI Plan (the “Disclosure Statement”, and together with the Proposed RI Plan, the “Plan Documents”). The Bankruptcy Court also approved the solicitation procedures in respect of the Proposed RI Plan. Following such approval, the Company will distribute the Plan Documents and solicit the support of holders of equity interests in the Company. Pursuant to the solicitation procedures, the deadline for voting for those holders of Series B Preferred Redeemable Stock and common stock of the Company who owned such stock as of the close of business on March 29, 2018, (i.e., the classes entitled to vote on the RI Plan)  is 4:00 p.m. Eastern on April 25, 2018.

Copies of the solicitation versions of the Proposed RI Plan and Disclosure Statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are also available on the website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry, under docket numbers 647 and 648, and on a separate page titled “Plan and

Disclosure Statement.” Information contained in the Plan Documents is subject to change, whether as a result of amendments to the Plan Documents, third-party actions, or otherwise. The RI Plan is subject to acceptance by certain of the Company’s Series B Preferred or common shareholders as set forth in the RI Plan (as may be required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. Copies of solicitation packages containing the Plan Documents and ballots to vote on the Proposed RI Plan will be sent to shareholders in the coming days.  There can be no assurances that the Bankruptcy Court will confirm the Proposed RI Plan.

The foregoing descriptions of the Proposed RI Plan and Disclosure Statement do not purport to be complete and are qualified in their entirety by reference to the Proposed RI Plan and Disclosure Statement filed as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and incorporated herein by reference.

Item 8.01	Other Events.

Under the Proposed RI Plan, the Company proposes to deregister its common stock from reporting with the Securities and Exchange Commission (“SEC”) as soon as practicable following confirmation and effectiveness of the Proposed RI Plan. As part of this deregistration process and pursuant to SEC rules, the Company is required to terminate or withdraw its outstanding registration statements on Form S-8 and Form S-3 prior to filing its Annual Report on Form 10-K.

The registration statements to be terminated by the Company include Forms S-8 for those employee benefit plans under which equity awards have been made to the Company’s directors, officers and employees in the current and recent period, as well as legacy employee benefit plans of the Company’s predecessor entities Signature Groups Holdings, Inc. and Fremont General Corporation.  No additional awards are to be made under either the current employee benefit plans or the legacy employee benefit plans, and thus, the Board of Directors of the Company has approved the termination of these registration statements on Form S-8 immediately.

Further, the Company has withdrawn its shelf registration statement on Form S-3, which was declared effective in October 2015 and under which no offerings have been conducted. The transactions contemplated under the Proposed RI Plan do not require any of the terminated or withdrawn registration statements.

In addition, on March 29, 2018, Real Alloy issued a press release announcing the approval of the Real Alloy Sale by the Bankruptcy Court,  a copy of which is attached to this Item 8.01 as Exhibit 99.3.

.03

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with the Chapter 11 Proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in the Chapter 11 Proceedings; our ability to discharge claims in the Chapter 11 Proceedings;  our ability to have the Real Industry plan of reorganization approved by holders of interests, confirmed by the bankruptcy court, or effectuated; Real Alloy’s negotiations with the purchaser of the Real Alloy business or  definitive purchase and ancillary agreements and ability to comply with the terms of such agreements; Real Alloy’s ability to close its sale and the timing thereof;  negotiations with the holders of Real Alloy’s senior secured notes, its asset-based facility lender, and its trade and other unsecured creditors; risks and uncertainties with performing under the terms of the Debtors’ DIP financing arrangements and any other arrangement with lenders or creditors while in the Chapter 11 Proceedings;  the Debtors’ ability to operate our businesses within the terms of our respective DIP financing arrangements;  the forecasted uses of funds in the Debtors’ DIP budgets; negotiations with DIP lenders; the impact of Real Alloy’s Chief Restructuring Officer on its restructuring efforts and negotiations with creditors and other stakeholders in the Chapter 11 Proceedings;  our ability to retain employees, suppliers and customers as a result of the Chapter 11 Proceedings;  the ability to pay any amounts under key employee incentive or retention plans adopted in connection with the Chapter 11 Proceedings;  Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; our ability to continue to pay suppliers and vendors;  our ability to fund ongoing business operations through the applicable DIP financing arrangements; the use of the funds anticipated to be received in the DIP financing arrangements;  the ability to control costs during the Chapter 11 Proceedings; the risk that the Chapter 11 Proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following the Chapter 11 Proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders,  our creditors and any committee approved by the bankruptcy court;  negotiations with lenders on the definitive DIP financing, equity investment and post-emergence credit facility documents; Real Alloy’s ability to meet the closing conditions of its sale, including obtaining third party approvals; the Company’s ability to meet the closing conditions of its DIP financing, equity investment or post-emergence credit facilities; the Debtors’ ability to meet the requirements, and compliance with the terms, including restrictive covenants, of their respective DIP financing arrangements and any other financial arrangement while in the Chapter 11 Proceedings;  changes in our operational or cash needs from the assumptions underlying our DIP budgets and forecasts; changes in our cash needs as compared to our historical operations or our planned reductions in operating expense; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of the recently approved U.S. tax legislation and any other changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 10.1Asset Purchase Agreement, dated March 27, 2018, among the Purchaser and the Real Alloy Debtors.

Exhibit 99.1Real Industry, Inc. Plan of Reorganization, solicitation version, filed March 29, 2018.

Exhibit 99.2Real Industry, Inc. Disclosure Statement, solicitation version, filed March 29, 2018.

Exhibit 99.3Real Alloy Holding, Inc. Press Release, dated March 29, 2018.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Asset Purchase Agreement, dated March 27, 2018, among the Purchaser and the Real Alloy Debtors.
99.1	Real Industry, Inc. Plan of Reorganization, solicitation version, filed March 29, 2018.
99.2	Real Industry, Inc. Disclosure Statement, solicitation version, filed March 29, 2018.
99.3	Real Alloy Holding, Inc. Press Release, dated March 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: March 30, 2018	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel